The Prudential Insurance Company of America	Michael P. DeSimone Vice President and Corporate Counsel The Prudential Insurance Company of America 80 Livingston Avenue Roseland, NJ 07068 fax: (973) 548-6575 September 10, 2021
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:    The Prudential Insurance Company of America
Prudential Variable Contract Account GI-2 (File No. 811-07545)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Contract Account GI-2 (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Semi-Annual Reports for the underlying funds for the period ending June 30, 2021 are available online to contract owners in accordance with Rule 30e-3 under the Act.

We incorporate by reference the following Semi-Annual Reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
AB Variable Products Series Fund, Inc.	811-05398
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
BNY Mellon Variable Investment Fund	811-05125
Deutsche DWS Investments VIT Funds	811-07507
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Variable Insurance Products Fund II (Fidelity Variable Insurance Products Fund II)	811-05511
Variable Insurance Products Fund III (Fidelity Variable Insurance Products Fund III)	811-07205
Variable Insurance Products Fund V (Fidelity Variable Insurance Products Fund V)	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lazard Retirement Series, Inc.	811-08071
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
PIMCO Variable Insurance Trust	811-08399
Royce Capital Fund	811-07537
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145
The Prudential Series Fund	811-03623

If you have any questions regarding this filing, please contact me at (973) 548-6611.

Sincerely,

/s/ Michael P. DeSimone
Michael P. DeSimone
VIA EDGAR